UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2017

PROPHASE LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

621 N. Shady Retreat Road, Doylestown, PA, 18901

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

Asset Purchase Agreement

On January 6, 2017, ProPhase Labs, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with a wholly owned subsidiary of Mylan N.V. (“Mylan”).

Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Company agreed to sell to Mylan substantially all of the Company’s assets related to its Cold-EEZE® cold remedy brand and product line for $50,000,000 (the “Asset Sale”).

Following the Asset Sale, the Company will retain ownership of its manufacturing facility and manufacturing business in Lebanon, Pennsylvania, and its headquarters in Doylestown, Pennsylvania, as well as its dietary supplements product lines which are currently under development. The Company, through its Pharmaloz subsidiary, will enter into a manufacturing and supply agreement with Mylan.

The closing of the proposed Asset Sale, which is currently expected to occur in the first quarter of 2017, is subject to the approval of the Company’s stockholders and other customary closing conditions. The Purchase Agreement contains customary representations, warranties and covenants, including customary non-solicitation, non-competition and confidentiality covenants. The Purchase Agreement also includes customary provisions restricting the Company, and its officers’, directors’ and employees’ ability to engage in discussions with any third party regarding alternative sales.

The foregoing description of the Purchase Agreement is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by reference, to the Purchase Agreement, a copy of which will be filed with the Company’s definitive proxy statement to be filed in connection with the Asset Sale and is incorporated herein by reference. The Purchase Agreement contains representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Purchase Agreement and, in certain cases, represent allocation decisions among the parties and are modified or qualified by correspondence or confidential disclosures made between the parties in connection with the negotiation of the Purchase Agreement (which disclosures are not reflected in the Purchase Agreement itself, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement.

Voting Agreement

On January 6, 2017, in connection with the execution of the Purchase Agreement, the Company and Mylan and each of the directors and Robert V. Cuddihy, Jr. (solely in their capacity as stockholders of the Company) entered into a Voting Agreement (collectively, the “Voting Agreements”). The shares subject to the Voting Agreements represent approximately 24.1% of the outstanding common stock of the Company. The Voting Agreements generally require that the stockholders party thereto (i) vote all of their shares of the Company’s voting stock in favor of the Purchase Agreement and all transactions contemplated by the Purchase Agreement; (ii) vote against any alternative transaction or third party proposal; (iii) not transfer their shares or deposit (or permit the deposit of) any of their shares in a voting trust or grant an proxy or enter into any voting agreement or similar agreement in contravention of the obligations of the stockholders under the Voting Agreement; (iv) not take any action that would constitute a violation of the non-solicitation provisions of the Purchase Agreement if taken by the Company, with the limitations and exceptions of such provisions contemplated thereby that are applicable to the Company or its board of directors being similarly applicable to the stockholders. The Voting Agreements terminate upon the first to occur of (x) the termination of the Purchase Agreement, or (y) such date and time as transaction becomes effective in accordance with the terms and provisions of the Purchase Agreement.

The foregoing is a summary of the terms of the Voting Agreements. Such summary does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

Rights Agreement First Amendment

On January 5, 2017, prior to the execution of the Purchase Agreement, the board of directors of the Company approved an amendment (the “Amendment to Rights Agreement”) to the Amended and Restated Rights Agreement (the “Rights Agreement”). The Amendment to Rights Agreement was executed on January 6, 2017, immediately prior to the execution of the Purchase Agreement.

The Amendment to Rights Agreement renders the Rights Agreement inapplicable to the Purchase Agreement, the Voting Agreement and the transactions contemplated thereby. Specifically, the Amendment to Rights Agreement, among other matters, provides that none of (i) the approval, execution, delivery, performance or public announcement of the Purchase Agreement (including any amendments, modifications or supplements thereto), (ii) the consummation of the Asset Sale and any other transactions contemplated by the Purchase Agreement, or (iii) the execution, delivery or performance of the Voting Agreements described above will result in Mylan or any of their respective Affiliates or Associates (as such terms are defined in the Rights Agreement) being deemed an “Acquiring Person.”

In addition, the definition of “Beneficial Owner” under the Rights Agreement was revised such that it no longer includes beneficial ownership of securities that may result from the execution, delivery or performance of the Voting Agreements.

Further, Section 13(i) of the Rights Agreement will not apply to the Asset Sale or as a result of execution, delivery or performance of the Voting Agreements, and will not apply to Mylan as an “other Person,” provided that neither individual becomes an “Acquiring Person” (as such term is defined in the Rights Agreement).

The foregoing is a summary of the terms of the Amendment to Rights Agreement. Such summary does not purport to be complete and is qualified in its entirety by reference to the Amendment to Rights Agreement, which is attached as Exhibit 4.2 hereto and is incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

IN CONNECTION WITH THE PROPOSED TRANSACTION, THE COMPANY WILL FILE WITH THE SECURITIES EXCHANGE COMMISSION (“SEC”) A DEFINITIVE PROXY STATEMENT TO BE USED TO SOLICIT STOCKHOLDERS’ APPROVAL OF THE TRANSACTION. THE PROPOSED TRANSACTION AND APPROVAL OF THE ASSET SALE WILL BE SUBMITTED TO THE COMPANY’S STOCKHOLDERS FOR THEIR CONSIDERATION. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. STOCKHOLDERS WILL BE ABLE TO OBTAIN A FREE COPY OF THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT THE COMPANY, WITHOUT CHARGE, AT THE SEC’S WEBSITE (HTTP://WWW.SEC.GOV). INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTEREST OF SUCH PARTICIPANTS BY READING THE PROXY STATEMENT REGARDING THE ASSET SALE WHEN IT BECOMES AVAILABLE. THIS COMMUNICATION DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OR A SOLICITATION OF ANY VOTE OR APPROVAL.

The Company, its board of directors, executive officers and employees and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the approval of the transaction.

FORWARD-LOOKING STATEMENTS

Except for the historical matters contained herein, statements contained in this current report on Form 8-K are “forward looking” statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the closing of the Asset Sale. These forward-looking statements are subject to risks and uncertainties which may make actual results differ materially from those expressed or implied in the forward-looking statement, including, without limitations, the Company’s ability to satisfy the closing conditions set forth in the Purchase Agreement, including the receipt of the requisite stockholder approval. Any forward-looking statements relating to the proposed Asset Sale are based on the Company’s current expectations, assumptions, estimates and projections. The Company assumes no obligation to update any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

On January 9, 2017, the Company issued a press release announcing its agreement to sell the Cold-EEZE® brand to Mylan and a press release announcing an investor conference call on which Ted Karkus, the Company’s Chairman and CEO, will provide an overview of the Purchase Agreement. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

No.	Description

4.1	Voting Agreement entered on January 6, 2017, by each of the Company’s executive officers and directors

4.2	Amendment No. 1 to Amended and Restated Rights Agreement, by and between ProPhase Labs, Inc., and American Stock Transfer & Trust Company, LLC, dated as of January 6, 2017

99.1	Press Release, dated January 9, 2017, entitled “ProPhase Labs, Inc. Announces Agreement to Sell Cold-EEZE® Brand”

99.2	Press Release, dated January 9, 2017, entitled “ProPhase Labs, Inc. Schedules an Investor Conference Call for Tuesday, January 10, 2017”

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:
Robert V. Cuddihy, Jr.
Chief Operating Officer and
Chief Financial Officer

Date: January 9, 2017

Exhibits Index

No.	Description

4.1	Voting Agreement entered on January 6, 2017, by each of the Company’s executive officers and directors

4.2	Amendment No. 1 to Amended and Restated Rights Agreement, by and between ProPhase Labs, Inc., and American Stock Transfer & Trust Company, LLC, dated as of January 6, 2017.

99.1	Press Release, dated January 9, 2017, entitled “ProPhase Labs, Inc. Announces Agreement to Sell Cold-EEZE® Brand”

99.2	Press Release, dated January 9, 2017, entitled “ProPhase Labs, Inc. Schedules an Investor Conference Call for Tuesday, January 10, 2017”